UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-09439	74-2157138
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code)  (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Item 5.03 Amendment to Articles of Incorporation

On May 20, 2013, International Bancshares Corporation (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”), at which the shareholders of the Company, upon the recommendation of the Board of Directors of the Company, approved and adopted an amendment to the Company’s Articles of Incorporation. The amendment was previously approved and adopted by the Company’s Board of Directors on February 28, 2013, subject to shareholder approval.  The amendment provides for a majority vote standard in uncontested director elections.

A copy of the Amendment to the Articles of Incorporation of the Company, which was filed with the Secretary of State of the State of Texas on May 21, 2013, is attached hereto as Exhibit 3.1 and incorporated herein by reference.  The foregoing summary of the amendment is qualified in its entirety by reference to Exhibit 3.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company submitted the following proposals to its shareholders for a vote:

(1)         To elect nine (9) directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)         To ratify the appointment of McGladrey LLP as independent auditors for the fiscal year ending December 31, 2013;

(3)         To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executives as described in the Compensation, Discussion and Analysis and the tabular disclosure regarding named executive officer compensation in the Proxy Statement;

(4)         To consider an advisory vote regarding the frequency of the advisory approval of the Company’s executive compensation;

(5)         To consider and vote on a proposal to approve the 2013 Management Incentive Plan; and

(6)         To consider and vote on a proposal to amend the Articles of Incorporation of the Company to provide for a majority vote standard in uncontested director elections.

The following table lists the final voting results for Proposals 1, 2, 3, 5 and 6 at the Annual Meeting:

					Broker
	For	Against	Withheld	Abstentions	Non-Votes
Election of Directors

Irving Greenblum	47,513,995		710,279		13,171,001
R. David Guerra	39,092,552		9,131,722		13,171,001
Douglas B. Howland	47,739,085		485,189		13,171,001
Imelda Navarro	37,545,453		10,678,821		13,171,001
Peggy J. Newman	47,517,850		706,424		13,171,001
Dennis E. Nixon	40,859,855		7,364,419		13,171,001
Larry A. Norton	47,739,085		485,189		13,171,001
Leonardo Salinas	45,470,456		2,753,818		13,171,001
Antonio R. Sanchez, Jr.	38,948,492		9,275,782		13,171,001

Ratification of McGladrey LLP	56,459,542	67,581		39,966	4,609,878

Non-binding Advisory Resolution on Compensation	47,482,930	415,260		107,775	13,171,001

Approval of 2013 Management Incentive Plan	46,688,390	670,075		647,500	13,171,001

Approval of amendment to Articles of Incorporation	47,322,178	75,785		608,003	13,171,001

Based on the foregoing results, each director nominee was elected by a plurality vote, which is the voting standard required by the Company’s Articles of Incorporation.

With respect to Proposal 4, the advisory vote on the frequency of the advisory approval of the Company’s executive compensation, the following table lists the final voting results for the Annual Meeting:

					Broker
	1 Year	2 Years	3 Years	Abstentions	Non-Votes
Non-binding Advisory Resolution on Frequency of Compensation Vote	43,181,690	105,337	4,602,207	116,731	13,171,001

The one year option received the highest number of votes cast by the shareholders and is deemed to be the frequency that is preferred by the shareholders of the Company. The Company’s Board of Directors has determined that it will include a proposal to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation in the Company’s Proxy Statement for the 2014 Annual Shareholders Meeting.  In addition, each of the other proposals was approved by a majority vote.

Item 9.01 Financial Statements and Exhibits

3.1                               Certificate of Amendment to IBC’s Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and
Chairman of the Board

Date: May 22, 2013